                                                                    EXHIBIT 10.8

                           NOTE PURCHASE AGREEMENT

     Note Purchase Agreement  (the "Agreement"),  dated as of
 February 27, 1992, between TRAMMELL CROW REAL ESTATE INVESTORS, a real estate investment trust duly organized and existing under the laws of the State of Texas (the "REIT"), and MANUFACTURERS LIFE INSURANCE COMPANY, a corporation duly organized and existing under the laws of Canada (together with its successors and permitted assigns, "MLI").

                                   RECITALS

     A. MLI is the holder of an aggregate of $106,322,000 principal amount at stated maturity of Zero Coupon Notes due
 1997 (the "MLI Notes") issued by the REIT pursuant to the Indenture, dated as of November 15, 1985 (together with all indentures supplemental thereto, the "Indenture"), between the REIT and J. Henry Schroder Bank & Trust Company (now known as IBJ Schroder Bank & Trust Company), as Trustee (the "Trustee").

     B. MLI has agreed to sell to the REIT, and the REIT has agreed to purchase from MLI, the MLI Notes.

     C. The REIT and MLI desire to set forth the terms and conditions of the sale of the MLI Notes by MLI and the purchase thereof by the REIT.

     Accordingly,  the REIT and MLI hereby agree as follows:

                    I.    SALE AND PURCHASE OF MLI  NOTES.

     1.1.   Sale and Purchase of MLI Notes.   Subject to the terms
 and conditions, and in reliance upon the representations and warranties, set forth in this Agreement, MLI agrees to sell, convey and assign to the REIT, and the REIT agrees to purchase and accept from MLI (a) an aggregate of $21,629,000 principal amount at Stated Maturity of the MLI Notes (the "Investment MLI Notes") in consideration of (i) an Unsecured Promissory Note Due November 27, 1997, in the principal sum of $4,889,425.08, in the form attached as Exhibit A-1 hereto ("Note A-1"), and
 (ii) an Unsecured Promissory Note Due November 27, 1997, in the principal sum of $5,939,866.34, in the form attached as Exhibit A-2 hereto ("Note A-2"), and (b) an aggregate of $84,693,000 principal amount at Stated Maturity of the MLI
 Notes  (the "Cancellation MLI Notes") in consideration of  (i)  an

  Unsecured Promissory Note Due November 27, 1997, in the principal sum of $19,143,646.92 in the form attached as Exhibit B-1 hereto ("Note B-1"), and (ii) an Unsecured
  Promissory Note Due November 27, 1997, in the principal sum of $23,261,317.66, in the form attached as Exhibit B-2 hereto
  ("Note  B-2").

      1.2.   Closing.   The closing of the sale and purchase of the
  MLI Notes shall take place on the Closing Date at the office of Jones, Day, Reavis & Pogue, 2300 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, at 10:00 a.m., Dallas, Texas time, or such other place and time as the parties may agree.

                  II.   CONDITIONS  OF CLOSING.

      2.1.   Conditions to the REIT's Obligations.   The REIT's
  obligation to purchase the MLI Notes hereunder is subject to the satisfaction, on or before the Closing Date, of the following conditions:

           (a)   Representations and Warranties.   The
      representations and warranties of MLI contained in
      Article IV of this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated.

           (b)   Performance of Agreements.   MLI shall have
      performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by MLI prior to or on the Closing Date.

           (c)   Compliance Certificate.   MLI shall have delivered
      to the REIT an Officer's Certificate,  dated the Closing
      Date, certifying that the conditions specified in Sections
      2.1(a)  and (b)  hereof have been fulfilled.

           (d)   Authority.   MLI shall have delivered to the REIT
      evidence satisfactory to the REIT and its counsel of the authority of MLI to execute and deliver this Agreement, enter into the transactions contemplated hereby and perform its obligations hereunder, and a certificate of incumbency of the Person executing this Agreement on behalf of MLI.

           (e)   Delivery of MLI Notes.   MLI shall have delivered
      to the REIT all of the MLI Notes duly endorsed in blank.

             (f)   Permitted by Applicab]e Laws.   The purchase of
       the MLI Notes and the issuance of the Notes by the REIT on the Closing Date on the terms and conditions herein provided shall not violate any applicable law or governmental regulation (including, without limitation,
       Section 5 of the Securities Act) and shall not subject the REIT to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

            (g)   Proceedings Satisfactory.   All proceedings taken
       by MLI in connection with the sale of the MLI Notes and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in substance and form to the REIT and its counsel, and the REIT and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the REIT and its counsel may reasonably request.

       2.2.   Conditions to MLI's Obligations.   MLI's obligation to
   sell the MLI Notes hereunder is subject to the satisfaction, on or before the Closing Date, of the following conditions:

             (a)   Representations and Warranties;  No Default.   The
       representations and warranties of the REIT contained in
       Article III of this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated, and there shall exist on the Closing Date no Event of Default or Default hereunder and no default or event of default under the Indenture.

            (b)   Performance of Agreements.   The REIT shall have
       performed and complied with all agreements and conditions contained in this Agreement and the Indenture required to be performed or complied with by the REIT prior to or on the Closing Date.

            (c)   Compliance Certificate.   The REIT shall have
       delivered to MLI an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in Sections 2.2(a) and (b) hereof have been fulfilled.

           (d)   Authority.   The REIT shall have delivered to MLI
    (i) an Officer's Certificate certifying as to the Trust
    Manager resolutions authorizing the REIT to execute and deliver this Agreement and the Notes, enter into the transactions contemplated hereby and perform its obligations hereunder and thereunder, and (ii) a certificate as to the incumbency of the Person executing this Agreement and the Notes on behalf of the REIT.

           (e)   Purchase Price.   The REIT shall have delivered to
    MLI the Notes, duly executed and dated the Closing Date.

           (f)   Permitted by Applicable Laws.   The sale of the
    MLI Notes and the issuance of the Notes by the REIT on the Closing Date on the terms and conditions herein provided shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act) and shall not subject MLI to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

           (g)   Proceedings Satisfactory.   All proceedings taken
    by the REIT in connection with the purchase of the MLI
    Notes, the issuance of the Notes and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in substance and form to MLI and its counsel, and MLI and its counsel shall have received all such counterpart originals or certified or other copies of such documents as MLI and its counsel may reasonably request.

                      III.   REPRESENTATIONS OF THE REIT.

    3.1.   Organization of the REIT.   The REIT has been duly
formed and is validly existing as an unincorporated real estate investment trust in good standing under the laws of the State of Texas, with full real estate investment trust power and authority to own its properties and conduct its business as presently being conducted, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

    3.2.   Issuance of the Notes.   The Notes have been duly
authorized, and upon issuance and delivery pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute the valid and legally binding obligation of
 the REIT.   This Agreement has been duly authorized,  executed
 and delivered by the REIT, and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     3.3.   Conflicting Agreements and Other Matters.   The
 issuance of the Notes by the REIT and the compliance by the REIT with all provisions of this Agreement and the Notes and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the REIT is a party or by which the REIT is bound or to which any of the property or assets of the REIT is subject, nor will such action result in any violation of the provisions of the Declaration of Trust or the By-Laws or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the REIT or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance of the Notes or the consummation by the REIT of the transactions contemplated by this Agreement.


     3.4.   Actions Pending.   Other than as set forth in
 Schedule I hereto, there are no legal or governmental proceedings pending to which the REIT is a party or of which any property of the REIT is the subject which, if determined adversely to the REIT, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the REIT, and, to the REIT's actual knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     3.5.   Financial Statements.   The balance sheets of the REIT
 as of December 31, 1990 and September 30, 1991 and the statements of earnings and of changes in financial position for the 12 months ended on December 31, 1990 and the nine months ended on September 30, 1991, respectively, as included in the reports filed by the REIT with the Commission, have been prepared in accordance with generally accepted accounting principles (except as noted therein), and present fairly the financial condition of the REIT as of such dates and the results of its operations for such periods, subject in the case of unaudited statements to changes resulting from year-end adjustments which will not in the aggregate be materially adverse to the business, properties, assets or condition (financial or otherwise) of the REIT.

                          IV.  REPRESENTATIONS OF MLI.

     4.1.   Organization.   MLI has been duly formed and is
 validly existing as a corporation under the laws of Canada, with full power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to carry out the terms of this Agreement.

     4.2.   Legal, Valid and Binding Instrument.   This Agreement
 has been duly authorized, executed and delivered by MLI, and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.3.   Conflicting Agreements and Other Matters.   The
 compliance by MLI with all provisions of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which MLI is a party or by which MLI is bound or to which any of the property or assets of MLI is subject, nor will such action result in any violation of the provisions of the organizational documents of MLI or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over MLI or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by MLI of the transactions contemplated by this Agreement.

     4.4.   Purchase for Investment.   MLI is acquiring the Notes
 for investment for its own account and with no present intention of distributing or reselling the Notes or any part thereof, but without prejudice, however, to MLI's right at all times to sell or otherwise dispose of all or any part of the Notes under the terms and conditions set forth in this Agreement, and subject to any requirement of law that the disposition of the Notes shall at all times be within the control of the owner thereof.

    MLI acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Notes, and has had an opportunity to ask questions and receive answers from the REIT regarding the terms and conditions of the offering of the Notes. MLI has been made aware that the REIT has purchased, and in the future may purchase, Secured Debt from certain holders thereof under varying terms and prices. MLI is able to bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment. MLI understands that the Notes purchased by MLI are "restricted securities" within the meaning of the Securities Act and as such cannot be resold without registration under the Securities Act and applicable state securities laws unless exemptions from registration under the Securities Act and such laws are available. In this connection, MLI is familiar with Rules 144 and 144A promulgated pursuant to the Securities Act and the resale limitations imposed thereby. MLI understands that no public market is likely to develop for the Notes.

    4.5. Owner and Holder. MLI is the legal and beneficial owner and holder of the MLI Notes, free and clear of any and all Liens. No joinder-of any other Person is required to make the terms hereof fully binding and enforceable against MLI.

                          V.  COVENANTS OF THE REIT.

    5.1. Payment of Principal and Interest. The REIT shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Agreement. Except for mandatory prepayments pursuant to
 Section 5.14 hereof, all payments, including voluntary prepayments, with respect to the Notes shall be made on a prorata basis.

    5.2. Maintenance of Offices or Agencies. The Notes may be presented or surrendered for payment or surrendered for registration of transfer or exchange at the offices of the REIT, at 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201. Notices and demands to or upon the REIT in respect of the Notes and this Agreement may be served at the offices of the REIT in Dallas, Texas.

    The REIT may at any time and from time to time appoint, vary or terminate the appointment of any agent for any or all of such purposes. The REIT will give prompt written notice to MLI of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

       5.3.   Money for Note Payments to Be Held in Trust.   If the
  REIT shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before the due date of the interest or principal of the Notes, segregate and hold in trust for the benefit of MLI a sum sufficient to pay the interest or principal becoming due until such sums shall be paid to MLI or otherwise disposed of as herein provided.

      Whenever a Person other than the REIT acts as Paying Agent for the Notes, the REIT will, on or before the due date of the interest or principal of the Notes, deposit with the Paying Agent a sum sufficient to pay the interest or principal becoming due, such sum to be held in trust for the benefit of MLI.

      Moneys so segregated or deposited and held in trust shall constitute a separate trust fund for the benefit of MLI. Except in the case of monies so segregated when acting as its own Paying Agent, monies held in trust by any Paying Agent for the payment of the interest or outstanding principal on the Notes need not be segregated from other funds, except to the extent required by law.

      Whenever a Person other than the REIT acts as Paying Agent for the Notes, the REIT will cause the Paying Agent to execute and deliver to the REIT an instrument in which the Paying Agent shall agree with the REIT, subject to the provisions of this
  Section 5.3,  that the Paying Agent will:

          (a) hold all sums held by it for the payment of the interest or outstanding principal of the Notes in trust for the benefit of MLI until such sums shall be paid to MLI or otherwise disposed of as herein provided;

          (b) give MLI notice of any default by the REIT (or any other obligor upon the Notes) in the making of any payment of interest or outstanding principal on the Notes;
     and

          (c) at any time during the continuance of any such default, upon the written request of any holder of the Notes, forthwith pay to MLI all sums so held in trust by the Paying Agent.

      The REIT may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, pay, or direct the Paying Agent to pay, to MLI all sums held in trust by the REIT or the Paying Agent, such sums to be held by MLI upon the same trusts as those upon which such sums were held by the REIT or the Paying Agent; and, upon such payment by the Paying Agent to MLI, the Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with MLI or the Paying Agent, or then held by the REIT, in trust for the payment of the principal at Stated Maturity and interest of any Notes and remaining unclaimed for three years after such principal or interest has become due and payable shall be repaid to the REIT on request, or (if then held by the REIT) shall be discharged from such trust; and MLI shall thereafter look only to the REIT for payment thereof, and all liability of the Paying Agent with respect to such trust money, and all liability of the REIT as trustee thereof, shall thereupon cease; provided, however, that the Paying Agent, before being required to make any such repayment, may at the expense of the REIT mail to MLI notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the REIT.

     5.4.   To Keep Books; Access.   The REIT shall keep proper
books of record and account, in which entries in reasonable detail shall be made of all dealings or transactions of or in relation to the Notes and the properties, business and affairs of the REIT in accordance with generally accepted accounting
principles.   The REIT shall furnish to MLI any and all
information and permit MLI reasonable access during customary business hours to its books, records and properties as MLI may reasonably request with respect to the performance by the REIT of its covenants in this Agreement.

    5.5.   Trust Existence.   Subject to Section 5.11 hereof and
the terms of the Declaration of Trust, the REIT shall do or cause to be done all things necessary to preserve and keep in full force and effect its trust existence, rights (charter and statutory) and franchises; provided, however, that the REIT shall not be required to preserve any such right or franchise if the Trust Managers shall determine that the preservation thereof is no longer desirable in the conduct of the business of the REIT and that the loss thereof is not disadvantageous in any material respect to MLI.

    5.6.   Indebtedness.   The REIT shall not issue,  incur or
create any Other Secured Debt, other than Other Secured Debt incurred in connection with the refinancing of any Secured
Debt, Other Secured Debt or Prior Lien Obligations and which is in a principal amount not in excess of the Secured Debt, Other Secured Debt or Prior Lien Obligations being refinanced, unless immediately thereafter and after giving effect thereto, the aggregate principal amount outstanding of all Other Secured Debt, Secured Debt, Prior Lien Obligations and the Notes would not exceed 50% of the sum of the Appraised Value of all of the Properties which are real property (which shall include the amount of any Prior Liens on such Collateral and shall be as set forth in the most recent report of the Appraised Value of the REIT's real property owned directly or indirectly by the
REIT), and the gross value of all of the REIT's other tangible assets.

    The REIT shall not issue, incur or create any Short-Term Indebtedness, other than Short-Term Indebtedness incurred in connection with the refinancing of any other Short-Term Indebtedness or Long-Term Indebtedness and which is in a principal amount not in excess of the Short-Term Indebtedness or Long-Term Indebtedness being refinanced, unless immediately thereafter and after giving effect thereto, (a) the aggregate principal amount outstanding of Other Secured Debt, Short-Term Indebtedness, Secured Debt, Prior Lien Obligations and the Notes would not exceed 60% of the Appraised Value of all of the Property (which shall include the amount of any Prior Liens on such Collateral and shall be as set forth in the most recent report of the Appraised Value of the real property, owned directly or indirectly by the REIT) and the gross value of all of the REIT's other tangible assets, and (b) the REIT's Distributable Cash for the 12 months immediately preceding such date of determination was equal to or greater than 300% of the sum of Debt Service payable for the next succeeding 12-month period and interest expense on the Short-Term Indebtedness to be incurred.

    During each year,  the REIT shall be free from Short-Term
Indebtedness for a period of at least 30 consecutive calendar days.

    Any Other Secured Debt and Short-Term Indebtedness issued, incurred or created by the REIT shall be expressly subordinated to the payment of the Lien of the Indenture and the Mortgages executed in connection therewith.

    The REIT shall not issue,  incur or create any Long-Term
Indebtedness in excess of $2,000,000 outstanding in the aggregate at any time, other than Long-Term Indebtedness incurred in connection with the refinancing of any other
Long-Term Indebtedness,  Short-Term Indebtedness,  Secured Debt,

  Other Secured Debt or Prior Lien Obligations and which is in a principal amount not in excess of the Long-Term Indebtedness, Short-Term Indebtedness, Secured Debt, Other Secured Debt or Prior Lien Obligations being refinanced, unless such Long-Term Indebtedness shall be expressly subordinated to the payment of the Notes or the holders of the Notes shall have consented thereto.

      5.7.   Payment of Taxes and Claims.   The REIT shall pay,
  when due, all taxes, assessments and governmental charges or levies imposed upon it, the income of the REIT, the Collateral or the proceeds arising from the disposition of the Collateral, and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon the income of the REIT, the Collateral or the proceeds arising from the disposition of the Collateral; provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings.

      5.8.   Sales of Certain Properties.   To the extent that the
  Notes have not been redeemed or paid in full in accordance with this Agreement by November 27, 1996 and the REIT shall not have, prior to such date, obtained refinancing commitments from bona fide creditors, in an amount sufficient to repay at Stated Maturity the remaining outstanding principal balance of the Notes, subject to the terms and provisions of the Indenture, the REIT shall sell as soon as reasonably practicable such of its Properties as is necessary in order to obtain funds sufficient to retire the Notes at Stated Maturity.

      5.9. Statement as to Compliance. The REIT shall deliver to MLI, within 120 calendar days after the end of each calendar year of the REIT ending after the date hereof, an Officer's Certificate, stating whether or not to the knowledge of the signer thereof the REIT is in default in the performance and observance of any of the terms, provisions and conditions of this Agreement and if the REIT shall be in default, specifying all such defaults and the nature and status thereof of which it may have knowledge.

      The REIT shall deliver to MLI, within five Business Days after the occurrence thereof, notice of any event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

      5.10.   Distributions.   The REIT shall not make
  distributions to shareholders out of the Net Sales Proceeds of the sale or refinancing of any Property, insurance payment or condemnation proceeding, if the sum of the principal amount of the Notes issued and outstanding hereunder and the principal amount at Stated Maturity of the Zero Coupon Notes due 1997 issued and outstanding under the Indenture (reduced by the amount, if any, of the Collateral in the Defeasance Account described in the Indenture and the amount, if any, in the Redemption Account described in the Indenture or held pursuant to Section 501 of the Indenture) would be greater than 100% of the sum of the most recent Appraised Value of all of the Properties which are real property owned directly or indirectly by the REIT (reduced by the amount of the Prior Lien
Obligations on all the Property and the amount attributable to the gain on the proposed sale, based on the most recent Appraised Value of such Property, or to the gain from the insurance payment or condemnation proceeding) and the gross value of all of the REIT's other tangible assets. Notwithstanding the foregoing, nothing in this Section 5.10 shall prevent the REIT from making any distributions to shareholders deemed necessary by the Trust Managers to maintain the REIT's qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended.

    5.11.   Merqer; Sale of Assets.   The REIT shall not
consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an
entirety, except as permitted under the Indenture.   Subject to
the terms of the Indenture, upon any consolidation by the REIT with or merger by the REIT into any other entity or any conveyance or transfer of the REIT's properties and assets substantially as an entirety in one transaction to one purchaser, the REIT shall provide prompt written notice thereof to MLI, and, subject to the terms of the Indenture, for a period of 30 days following receipt of such notice, MLI shall have the right, by delivering to the REIT a written demand for redemption, to require the REIT to redeem the Notes at the Redemption Price within 60 days following receipt by the REIT of such demand by MLI.

    5.12.   Appraised Value to Debt Ratio.   If at the end of any
calendar quarter of the REIT occurring during any of the periods set forth below, the ratio of the sum of the Appraised Value of the Properties and the gross value of all of the REIT's other tangible assets to Total Outstanding Debt shall be less than the ratio set forth opposite such period below, and the REIT does not deliver to MLI, within 60 calendar days thereafter, an Officer's Certificate certifying that on the date of such Officer's Certificate such ratio is greater than or equal to the applicable ratio, then subject to the terms of the Indenture, MLI shall have the right, for a period of 30 days following the expiration of such 60-day period, by delivering to the REIT a written demand for redemption, to require the REIT to redeem the Notes at the Redemption Price within 60 days following receipt by the REIT of such demand by MLI.

                  Period                        Ratio
                  ------                        -----

         February 27,  1992 through             1.10:1
           November 27,  1993

         November 28,  1993 through             1.15:1
           November 27,  1995

         November 28,  1995 until               1.20:1
           payment of all outstanding
           principal under the Notes

     5.13.   Ratio of Operating Cash Flow to Operating Debt
 Service.   The REIT will maintain,  as of the end of each
 calendar year, a ratio of Operating Cash Flow to Operating Debt
 Service during each time period as set forth below:

                  Period                         Ratio
                  ------                         -----

         January 1,  1992 to                     1.10:1
           December 31,  1993

         January 1,  1994 to                     1.20:1
           December 31,  1995

         January 1,  1996 until the              1.30:1
           payment of all outstanding
           principal and interest
           under the Notes

 If such ratio is not maintained, and as of June 30th of the next calendar year, the REIT is not then in compliance with the ratio in effect as of December 31st of the preceding year for such six month period, then within 90 days after such June 30th, the REIT will notify MLI, and MLI shall have the right, for a period of 30 days following the expiration of such 90-day period, by delivering to the REIT a written demand for redemption, to require the REIT to redeem the Notes at the Redemption Price within 60 days following receipt by the REIT of such demand by MLI.

     5.14.   Mandatory Prepayments.   If prior to November 27,
 1993, the REIT shall consummate the sale of any Property and the Trust Managers shall make a determination not to use all of the Net Proceeds of any such sale to either (i) hold as a reserve in connection with the payments due on November 27,
 1993 under Note A-1 and Note A-2, or (ii) make an Additional Investment comprised of Zero Coupon Notes due 1997 or Prior
 Lien Obligations prior to November 27, 1993, the Trust Managers shall notify MLI of such determination and, in such event, MLI shall have the right, by delivering written demand for prepayment to the REIT, to cause the REIT to use any unutilized net proceeds from any such sale or sales to make additional prepayments, on a pro rata basis, with respect to Note A-1 and
 Note A-2.   If prior to November 27,  1993, the Trust Managers
 shall make any Additional Investment in Zero Coupon Notes due 1997 using net proceeds from the sale of any Property, the REIT agrees that the purchase price for such Zero Coupon Notes shall be an amount less than or equal to the principal amount of such Zero Coupon Notes at Stated Maturity discounted at 15 percent semi-annually, determined as of the closing date of any such purchase.

    5.15.   Treatment of MLI Notes.   The Cancellation MLI Notes
shall be cancelled and shall not be treated as outstanding for
any purposes.   The Investment MLI Notes shall remain
outstanding, but so long as the REIT is the holder of the Investment MLI Notes, for purposes of Sections 5.6, 5.10, 5.12 and 5.13 hereof, the Investment MLI Notes shall not be included in the determination of the Appraised Value of the Properties or the gross value of the REIT's other tangible assets, and notwithstanding that the REIT is not surrendering the Investment MLI Notes to the Trustee under the Indenture for cancellation, for purposes of this Agreement, the Investment MLI Notes shall not be treated as outstanding in determining outstanding Secured Debt, Other Secured Debt, Prior Lien Obligations, Short-Term Indebtedness, Long-Term Indebtedness and Total Outstanding Debt.

     5.16.   Use of Proceeds.   The REIT shall use the proceeds
 arising from any sale of any Property or any refinancing of any indebtedness outstanding on the Properties only in accordance with the terms and conditions of the Indenture and this
 Agreement.   Any operating income not applied or reserved by the
 REIT to the payment of operating expenses, capital expenditures or outstanding debt or not distributed by the REIT to its shareholders shall be invested by the REIT only in the manner permitted under the By-Laws and under the Indenture.

     5.17.   Copies of Reports and Other Information.   The REIT
 shall furnish or cause to be furnished to MLI, within 15 calendar days after the REIT is required to file the same with the Commission, copies of the periodic information, documents and other reports which the REIT is required to file with the
 Commission pursuant to Section 13(a) of the Exchange Act.   If
 the REIT ceases to be required to file information, documents and other reports pursuant to Section 13 of the Exchange Act, it shall remain obligated to furnish the same information, documents and reports otherwise required under Section 13(a) of the Exchange Act to MLI within 15 days after the REIT would have been required to file the same with the Commission.

     The REIT shall also furnish or cause to be furnished to MLI, within 15 calendar days after the effective date thereof, copies of any amendment or modification to the By-Laws, Declaration of Trust or Indenture.

     5.18.   Related Party Transactions.   The REIT shall not at
 any time engage in any transaction with its Trust Managers, except as permitted in the By-Laws.

                       VI.  EVENTS OF DEFAULT; REMEDIES.

     6.1.   Events of Default.   "Event of Default",  wherever used
 herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) a default in the payment of any principal of any of the Notes when the same shall become due or a default in the payment of any interest on any of the Notes and continuance of such default for a period of five Business Days after there has been given, by registered or certified mail, to the REIT by the holder of such Note a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

         (b) a default in the performance, or breach, of any other covenant or of any representation and warranty of the REIT under this Agreement (other than a covenant or representation and warranty, the default or breach of which is elsewhere specifically dealt with in this Section 6.1) and continuance of such default or breach for a period of 30 consecutive calendar days after there has been given, by registered or certified mail, to the REIT by any holder of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; provided, however, that such cure period will be extended for another single 30-day period if the default or breach has not been cured within that period but the REIT has commenced efforts to cure the default or breach and thereafter proceeds to cure same with due diligence;

        (c) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the REIT or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the REIT (excluding this Agreement), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of, or interest, if any, on such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such principal amount of indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded, stayed, annulled, or waived within a period of 20 calendar days after there shall have been given, by registered or certified mail, to the REIT by any holder of the Notes, a written notice specifying such default and requiring the REIT to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that it is a "Notice of Default" hereunder;

        (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the REIT in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the REIT a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the REIT under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the REIT or of any substantial part of the REIT's property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days; or

        (e) the commencement by the REIT of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the REIT in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the REIT or of any substantial part of the REIT's property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

   6.2.   Remedies.


        (a)   Acceleration.   If an Event of Default shall have
   occurred and be continuing under Section 6.1(a) hereof, MLI may declare any or all Notes to be due and payable immediately, by notice in writing to the REIT, and upon any such declaration, such Note or Notes shall thereupon become
   immediately due and payable.   If any other Event of Default
   shall have occurred and be continuing, any holder of the Notes may declare the Notes to be due and payable immediately, by notice in writing to the REIT, and upon any such declaration, such Notes shall thereupon become immediately due and payable.

        The provisions of this Section 6.2(a) are subject, however, to the condition that if, at any time after such a declaration of acceleration with respect to any Note has been made and before a judgment or decree for payment of the money due has been obtained as hereinafter in this
   Article IV provided, the REIT shall pay all arrears of interest on such Note and all payments on account of the principal of and premium (if any) on such Note which shall have become due otherwise than by acceleration and all Events of Default (other than nonpayment of principal of and accrued interest on such Note due and payable solely by virtue of acceleration) shall be remedied then, and in every such case, the holder of such Note, by written notice to the REIT, may rescind and annul any such acceleration and its consequences; but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereof.

        (b)   Collection of Indebtedness and Suits for
   Enforcement by MLI.   The REIT covenants that if default is
   made in the payment of the principal of any Note at the maturity thereof, the REIT will, upon demand of the holder of such Note, pay to MLI the whole amount then due and payable on such Note and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal at the rate prescribed therefor in such Note, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection.

        If the REIT fails to pay such amounts forthwith upon such demand, MLI may exercise its rights and remedies hereunder and may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the REIT or any other obligor upon such Note and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the REIT or any other obligor upon such Note, wherever situated.

        If an Event of Default occurs and is continuing, MLI may in its discretion proceed to protect and enforce its rights hereunder by such appropriate judicial proceedings as MLI shall deem most effectual to protect and enforce any such right, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        (c)   Other Remedies.   If any Event of Default shall
   occur and be continuing, MLI may proceed to protect and enforce its rights under the Notes and under this Agreement by exercising such remedies as are available to it in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or the exercise of any power
   granted in this Agreement.   No remedy conferred in this
   Agreement upon MLI is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

                              VII.   DEFINITIONS.

    7.1.   Defined Terms.   For the purpose of this Agreement, unless
otherwise defined herein, the following terms shall have the meanings specified with respect thereto below and shall include the plural as well as the singular:

         "Additional Investments" shall mean any investment permitted by the By-Laws, other than the Specified investments or Overallotment Investments.

         "Advisor" shall mean Trammell Crow Ventures,  Ltd., a
    Texas limited partnership acting through its general partner, Trammell Crow Ventures, Inc., a Texas corporation, or such other Person as to whom the REIT may give written notice to MLI.

         "Agreement" shall mean this Note Purchase Agreement, as amended or supplemented from time to time.

         "Appraised Value" shall mean fair market value as determined by an Appraiser selected by the REIT.

         "Appraiser" shall mean an Independent engineer, appraiser or other expert who may be employed by the REIT or the Advisor on behalf of the REIT.

         "Business Day" shall mean each Monday,  Tuesday,
    Wednesday, Thursday and Friday which is not a day on which banking institutions in the State of Texas are authorized or obligated by law to close.

         "By-Laws" shall mean the By-Laws of the REIT, as amended from time to time.

         "Cancellation MLI Notes" shall have the meaning ascribed to it in Section 1.1 of this Agreement.

         "Closing Date" shall mean February 27,  1992.

         "Collateral" shall mean all money, instruments and other property subject to the lien of the Indenture or any of the mortgages executed in connection therewith.

         "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under the Trust

   Indenture Act of 1939, as amended, then the body performing such duties at such time.

        "Debt Service" shall mean,  for any period,  the sum of
   (a) interest expense (other than amortization of original issue discount) actually payable on all indebtedness of the REIT for such period, and (b) the principal amount of indebtedness of the REIT that matured on, or was by its terms due to be repaid or renewed during such period.

        "Declaration of Trust" shall mean that certain
   Declaration of Trust of the REIT, dated as of September 26, 1985, as amended from time to time.

        "Default" shall mean any Event of Default whether or not any requirement for the giving of notice, or the lapse of time, or the happening of any further condition, event or act has been satisfied.

        "Distributable Cash" for any period shall mean operating income of the REIT less tenant improvements, leasing commissions, advisory and incentive management fees and administrative expenses, plus interest income.

        "Event of Default" shall mean any of the events specified in Section 6.1 of this Agreement, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Indenture" shall have the meaning ascribed to it in Recital A of this Agreement.

        "Independent" when used with respect to any specified Person shall mean such a Person who (a) is not MLI, an MLI Affiliate or a TCC Entity, (b) does not own any interest in MLI, an MLI Affiliate or a TCC Entity, and (c) does not perform any other services for the REIT, MLI, any MLI Affiliate or any TCC Entity except in the capacity in which he is performing services for the REIT or MLI, as applicable, and with respect to which such Person's
   independence is at issue.   Whenever it is herein provided
   that any independent Person's opinion or certificate shall be furnished by the REIT such Person shall be appointed by a REIT Order and shall have been approved by the Trustee under the Indenture in the exercise of reasonable care (or by MLI if the Indenture is no longer in effect), and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

          "Investment MLI Notes" shall have the meaning ascribed to it in Section 1.1 of this Agreement.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform
     Commercial Code of any jurisdiction.

          "Long-Term Indebtedness" shall mean unsecured indebtedness of the REIT for borrowed money which by its terms is payable or matures more than one year from the date of its incurrence, including without limitation the Notes.

          "MLI" shall have the meaning ascribed to it in the first paragraph of this Agreement.

          "MLI Affiliate" shall mean any Person directly or indirectly controlling or controlled by or under direct or indirect common control with MLI.

          "MLI Notes" shall have the meaning ascribed to it in Recital A of this Agreement.

          "Net Proceeds" shall mean the gross sales price received by the REIT from the sale of all or any portion of the Properties, less Selling Expenses and less the amount of any Prior Lien Obligations assumed by the purchaser or repaid in connection with any such sale of any Property.

          "Net Sales Proceeds" shall mean the gross sales price received by the REIT from the sale of all or any portion of the Properties, less Selling Expenses; provided, however, that with respect to a sale of a Property for which purchase money financing is provided by the REIT, such purchase money financing shall be converted to a cash equivalent based upon comparable loans having similar maturities.

           "Note A-1" shall have the meaning ascribed to it in
       Section 1.1 of this Agreement, and shall include each note delivered in substitution or exchange therefor.

           "Note A-2" shall have the meaning ascribed to it in
      Section 1.1 of this Agreement, and shall include each note delivered in substitution or exchange therefor.

           "Note B-1" shall have the meaning ascribed to it in
      Section 1.1 of this Agreement, and shall include each note delivered in substitution or exchange therefor.

           "Note B-2" shall have the meaning ascribed to it in
      Section 1.1 of this Agreement, and shall include each note delivered in substitution or exchange therefor.

           "Notes" shall mean Note A-1,  Note A-2,  Note B-1 and
      Note B-2, and where applicable, shall include the singular number as well as the plural.

           "Officer's Certificate" shall mean with respect to the REIT, a certificate signed by any Trust Manager or any authorized officer of the REIT or by the Advisor on behalf of the REIT and delivered to MLI.

           "Operating Cash Flow" shall mean, for any period, the excess of (i) cash receipts from the operation of the Properties or from the sale of any Property (provided that the net proceeds from any such sale are used to reduce indebtedness of the REIT), including interest earned on such receipts, less (ii) cash operating expenses (which shall not include any capital expenditures) paid in connection with the direct operation of each of the Properties, other than interest expense paid with respect to any Prior Lien Obligations with respect to any of the Properties.

           "Operating Debt Service" shall mean, for any period, the sum of (a) interest expense (other than amortization of original issue discount) required to be paid on all indebtedness of the REIT in such period, and (b) the principal amount of indebtedness of the REIT that was repaid during such period, excluding any such repayment with respect to any indebtedness that was renewed during the period, the repayment of indebtedness arising from the repurchase by REIT of any of its Zero Coupon Notes due 1997 pursuant to this Agreement or otherwise or the repayment of the indebtedness associated with Note A-1 or Note A-2.

            "Optional Notes" shall mean an aggregate of $23,439,000 principal amount at stated maturity of Zero
      Coupon Notes due 1997 that were issued under the Indenture and sold in conjunction with the exercise of an overallotment option on the Shares.

            "Other Secured Debt" shall mean all secured indebtedness of the REIT for borrowed money other than Secured Debt.

            "Overallotment Investments" shall mean the interests in any one or more real estate investments (a) approved by' a majority of the Independent Trust Managers, (b) located outside Texas, (c) of the same general types and quality as the Specified Investments, (d) developed and owned by TCC Entities, and (e) acquired with the proceeds of the Optional Notes and the Shares sold pursuant to an overallotment option thereon.

            "Paying Agent" shall mean any Person authorized by the REIT to pay the principal of and interest on the Notes on behalf of the REIT.

            "Permitted Liens" shall mean (a) Liens for taxes and assessments, both general and special, not yet due and payable or which are due and payable but not yet delinquent or which are currently being contested in good faith by appropriate proceedings; (b) Liens of mechanics, materialmen, warehousemen, carriers or other like Liens for services or materials for which payment is not yet due or which is being contested in good faith by appropriate proceedings; (c) landlords' Liens for rentals not yet due and payable; (d) Liens in respect of judgments or awards with respect to which the REIT shall in good faith currently be prosecuting an appeal or proceedings for review and with respect to which the REIT shall have secured a stay of execution pending such appeal or proceedings for review, provided that the REIT shall have set aside on its books adequate reserves with respect thereto; (e) easements and rights granted by any predecessor in title of the REIT; (f) easements, leases, reservations or other rights of others in any Property of the REIT for streets, roads, bridges, pipes, pipe lines, railroads, electric transmission and distribution lines, telegraph and telephone lines, the removal of oil, gas, coal or other minerals and for other similar purposes, flood rights, river control and development rights, sewage and drainage rights, none of which impair the use of the

      Property by the REIT in the operation of its business;
      (g) Liens or privileges of any employees of the REIT for salary or wages earned but not yet payable; (h) any Lien or privilege vested in any lessor, licensor or permittor for rent to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses or permits, so long as the payment of such rent or the performance of such other obligations or acts is not delinquent; (i) encumbrances and restrictions consisting of zoning restrictions, assessments or other restrictions on the use of real property, none of which impair the use of the Property by the REIT in the operation of its business; (j) any other conditions, covenants, restrictions or exceptions to the title of the Property specified in any title insurance policy obtained by the REIT upon acquisition of the Property; and (k) leases affecting any Property prior to or simultaneously with its acquisition by the REIT.

           "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a joint-stock company, a trust, an association, an unincorporated organization and a government or any department or agency thereof.

           "Prior Lien" shall mean any Lien in any Property which exists at the time of its acquisition by the REIT which is prior to or on a parity with the lien of the Indenture, other than Permitted Liens.

          "Prior Lien Obligations', shall mean any indebtedness and the evidence thereof, if any, secured by a Prior Lien.

           "Property", shall mean the interests of the REIT in
      (a) the Specified Investments,  (b)  the Overallotment
      Investments, if any, and (c) the Additional Investments, if any.

           "Qualified Institutional Investor" shall mean a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act.

           "Redemption Price shall mean the sum of (a) the principal amount of the Note being redeemed, and (b) all interest accrued on the principal amount being prepaid.

          "REIT" shall have the meaning ascribed to it in the first paragraph of this Agreement.

          "REIT Order" shall mean a written order signed in the name of the REIT by any of its Trust Managers, authorized officers or by the Advisor on behalf of the REIT and delivered to MLI.

          "Secured Debt" shall mean the then-accreted amounts of the Zero Coupon Notes due 1997 issued and outstanding pursuant to the Indenture.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Selling Expenses" shall mean all costs, fees and expenses incurred by the REIT in connection with the sale of a Property, including without limitation all transfer, gains and sales taxes, sales commissions, finder's fees, incentive management and advisory fees, title policy premiums, endorsement charges, escrow fees, legal and accounting fees, survey expenses, and title company charges.

          "Shares" shall mean the shares of beneficial interest, par value $0.10 per share, of the REIT.

          "Short-Term Indebtedness" shall mean unsecured indebtedness of the REIT for borrowed money which by its terms is payable on demand or matures not more than one year from the date of its incurrence.

          "Specified Investments" shall mean (a) the fee simple interest in each of the real estate investments listed on
     Schedule I to the Indenture and (b) the 99.99% interests in each of Crow-Maryland #2, a Texas limited partnership, and Crow-Patapsco Service Center #2 Ltd., a Texas limited partnership.

          "Stated Maturity" when used with respect to any Notes, shall mean the date specified in such Note as the fixed date on which the principal of such Note is due and payable.

          "TCC Entity" shall mean the general partnerships, limited partnerships, joint ventures and corporations that operate under the name "Trammell Crow Company" and the individuals who are members of the Management Board of, or are designated as Partners or Managing Directors in, Trammell Crow Company or Chief Executive Officers of the regional operating subsidiaries of Trammell Crow Company.

          "Total Outstanding Debt" shall mean the aggregate principal amount of indebtedness of the REIT for borrowed money outstanding from time to time, including without limitation the then-accreted amount of Secured Debt, determined in accordance with generally accepted accounting principles.

          "Transferee" shall mean any direct or indirect transferee of all or any part of any Note or any Person who purchases a participation in such Note from MLI.

          "Trustee" shall have the meaning ascribed to it in Recital A of this Agreement.

          "Trust Managers" shall mean the persons named as Trust
     Managers in the Declaration of Trust.

     7.3.   Knowledge.   "To the knowledge of" or words of similar
import shall mean the actual knowledge of any individual officer of the REIT.

     7.3.   Accounting Terms.   All accounting terms not otherwise
defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation.

                             VIII.   MISCELLANEOUS.

     8.1.   Form of Documents Delivered to MLI.   In any case
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the REIT may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his
certificate or opinion is based are erroneous.   Any such
certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the REIT stating that the information with respect to such factual matters is in the possession of the REIT, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

    8.2.   Consents to Amendments.   This Agreement may be
amended, or the observance of any term of this Agreement may be waived, with the written consent of the holder of any Note.
Such holder shall be bound by any consent authorized by this
Section 8.2, whether or not such Note shall have been marked to indicate such consent, but any Note issued thereafter may bear
a notation referring to any such consent.   No course of dealing
between the REIT and MLI or the holder of any Note nor any delay in exercising any rights hereunder or under such Note shall operate as a waiver of any rights of MLI or such holder.

    8.3. Persons Deemed Owners; Participation; Restriction on Transferees. Prior to due presentment for registration of transfer, the REIT may treat the Person in whose name any Note is registered as the owner and holder of such Note for the
purpose of receiving payment of principal of and premium,  if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the
REIT shall not be affected by notice to the contrary.   Subject
to the preceding sentence and only with the prior written
consent of the REIT (which consent shall not be unreasonably withheld), (a) MLI and each other holder of any Note may from time to time grant participations in all or any part of such
Note to any Person, on such terms and conditions as may be determined by such holder in its sole and absolute discretion, and (b) MLI and the holder of any Note may from time to time transfer all of its interest in such Note to a Person which is either (i) a subsidiary or affiliate of such holder or (ii) a Qualified Institutional Investor; provided, however, that if the Transferee has a significant lending, financial or other relationship with the REIT or its Advisor, the REIT shall have no obligation, reasonable or otherwise,  to consent to such
  transfer.   Each holder agrees to pay and save the REIT harmless
  from and against liability for the payment of any taxes in
  connection with the transfer of any Note.   Notwithstanding
  anything contained in this Agreement or the Notes to the contrary, if on or after the Closing Date MLI shall grant participations in all or any part of, or transfer, any Note, the REIT shall only be obligated to deliver to MLI any notices, demands, requests, documents and other information required to be delivered hereunder or under the Notes by the REIT, and MLI shall, promptly upon receipt thereof, distribute to each Transferee such notices, demands, requests, demands and other information.

      8.4.   Survival of Representations and Warranties;  Entire
  Agreement.   All representations and warranties contained herein
  or made in writing by MLI or the REIT in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer of any Note or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on
  behalf of MLI or any Transferee.   Subject to the preceding
  sentence, this Agreement and the Notes embody the entire agreement and understanding between MLI and the REIT and supersede all prior agreements and understandings relating to the subject matter hereof.

      8.5.   Successors and Assigns.   All covenants and other
  agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

      8.6.   Disclosure to Other Persons.   The REIT acknowledges
  that MLI or a holder of any Note may deliver copies of any financial statements and other documents delivered to MLI or such holder and disclose any other information disclosed to MLI or such holder by or on behalf of the REIT in connection with or pursuant to this Agreement to (a) MLI's or such holder's directors, officers, employees, agents and professional consultants, (b) any Person to which MLI or such holder offers to sell any Note, (c) any Person to which MLI or such holder sells or offers to sell a participation in all or any part of any Note, (d) any federal or state regulatory authority having jurisdiction over MLI or such holder, (e) the National Association of Insurance Commissioners or any similar organization, or (f) any other Person to which such delivery or disclosure may be necessary or appropriate (i) in compliance with any law, rule, regulation or order applicable to MLI or such holder, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which MLI or such holder is a party, or (iv) in order to protect MLI's or such other holder's investment in the Note.

      8.7.   Notices.   Any notice or demand permitted or required
  hereby shall be made in writing and shall be effective and deemed delivered and received upon the earlier of (a) the day of actual receipt via telex, telecopy, telegram or hand delivery (including, without limitation, Federal Express and other overnight courier service) of the written notice or demand by the party to whom the notice or demand is given or
  (b) three days after the written notice or demand is deposited in the United States mail postage paid, first class, certified or registered mail with return receipt requested and addressed to the party to whom the notice or demand is being given at the address provided herein for notices (whether or not the notice
  or demand is actually received).   The address for notices to
  MLI shall be the address stated herein for payments and the address for notices to the REIT shall be 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, Attention:
  Managing Partner, Trammell Crow Ventures; provided that either party may change its address for notices to any other location within the continental United States by notifying the other party of the new address in the manner provided herein for the giving of notices, with such change to become effective 10 days after notice of the change of address is given.

      8.8.   Effect of Headings.   The Article and Section headings
  herein are for convenience only and shall not affect the construction hereof.

      8.9.   Reproduction of Documents.   This Agreement and all
  documents relating hereto,  including without limitation
  (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by MLI on the Closing Date (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to MLI or any holder of any Note, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and MLI or such
  holder may destroy any original document so reproduced.   The
  REIT agrees and stipulates that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence, whether or not such reproduction was made by MLI or such holder in the regular course of business and, in the case of any such further reproduction, whether or not the original reproduction is in existence and available for inspection at the time of any such proceedings.

        8.10. Separability Clause; Limitations on Interest. In case any provision in this Agreement or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way
   be affected or impaired thereby.   Furthermore,  all agreements
   of the REIT whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid to MLI for the use, forbearance or detention of the indebtedness evidenced by the Notes or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable
   law from time to time in effect.   If for any reason whatsoever
   fulfillment of any provision hereof or of any other document evidencing, securing or pertaining to this Agreement at the time performance of such provision shall be due, shall involve transcending the limit of validity, and if under any such circumstances MLI shall ever receive anything of value deemed interest under applicable law from time to time in effect which would exceed interest at the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under the Notes and not to the payment of interest, or if such amount that would be excessive interest exceeds the unpaid balance of Principal of the Notes, such excess shall be refunded to the REIT.

        8.11.   Benefits of Agreement.   Nothing in this Agreement or
   the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto, their successors hereunder and thereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement or the Notes.


        8.12.   Brokers and Finders.   Neither party has had any
   contact or dealings with respect to the Notes, or any communication in connection with the subject matter of this transaction, through any broker or other Person who can claim a right to a commission or finder's fee in connection with the
   sale contemplated herein.   In the event that any broker or
   finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.

    8.13.   Governing Law; Venue.   This Agreement and the Notes
shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the principles of conflict of laws thereof. Any legal suit, action or proceeding against the REIT or MLI arising out of or relating to this Agreement or the Notes shall be instituted in any federal or state court in Dallas, Texas, and each of the REIT and MLI waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding.

    8.14.   Legal Holidays.   In any case where any payment date
or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Agreement or of the Notes) payment of principal need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such payment date or at the Stated Maturity; provided that no interest shall accrue for the period from and after the Stated Maturity.

    8.15.   Limitation of Liability.   Any obligation or
liability whatsoever of the REIT which may arise at any time under this Agreement or the Notes, or any obligation or liability incurred by it pursuant to any other instrument, transaction or undertaking contemplated by this Agreement or the Notes, shall be satisfied, if at all, out of the REIT's property only. No such obligation or liability shall be personally binding upon nor shall there be any resort for the enforcement thereof to the private property of any of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligations or liability is in the nature of contract, tort or otherwise.

    8.16.   Counterparts.   This Agreement may be executed
simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

    8.17.   No Joint Venture.   The REIT and MLI intend that the
relationship created under this Agreement and the Notes be solely that of debtor and creditor. Nothing herein or in the Notes is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between the REIT and MLI, nor to grant MLI any interest in the Properties or the REIT itself other than that of creditor.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                       TRAMMELL CROW REAL ESTATE INVESTORS

                       By:      /s/ JAMES S. WASSEL
                          ___________________________________
                          James S. Wassel,  Vice President


                       MANUFACTURERS LIFE INSURANCE COMPANY


                       By      /s/ RAYMOND L. BRITT, JR.
                          ___________________________________
                       Name:   RAY BRITT
                             ________________________________
                       Title:  INVESTMENT V.P.
                             ________________________________

                                  SCHEDULE I

                               Actions Pending

      1. Teressa L. Marks v. TCREI and Westinghouse Electric Corp. This is an alleged negligence (personal injury) action in which TCREI was wrongly named as a party; TCREI does not own the property in question. TCREI is expected to be removed as the defendant. A settlement conference has been scheduled for March 12, 1992.

                                  Exhibit A-1

   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH HEREIN AND IN A NOTE PURCHASE AGREEMENT, DATED AS OF FEBRUARY 27, 1992, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE REIT. THIS NOTE MAY NOT BE TRANSFERRED IN VIOLATION OF THE SECURITIES ACT, ANY STATE SECURITIES LAWS OR THE RULES AND REGULATIONS UNDER ANY OF THEM, OR THE PROVISIONS OF THIS NOTE OR OF THE NOTE PURCHASE AGREEMENT.

               Unsecured Promissory Note Due November 27, 1997

   $4,889,425.08                                             February 27,  1992

   TRAMMELL CROW REAL ESTATE INVESTORS, a real estate investment trust duly organized and existing under the laws of the State of Texas (the "REIT"), for value received, hereby promises to pay to the order of GERLACH & CO. or its permitted assigns ("MLI") at Citibank, N.A., 111 Wall Street 14th Floor/Zone 5, New York, New York 10043, ABA No. 021000089 (Fed.
   Wire: CITIBANK NYC/CUST/CONCENTRATION ACCT #36858201 FOR FURTHER CREDIT TO ACCT #846194) (or such other party or place as MLI may from time to time designate in writing to the REIT) the principal sum of FOUR MILLION, EIGHT HUNDRED EIGHTY-NINE THOUSAND, FOUR HUNDRED TWENTY-FIVE AND 08/100THS DOLLARS ($4,889,425.08), together with interest on the principal hereof from time to time remaining unpaid at the interest rates hereinafter stated, at such times and on such terms and conditions as are hereinafter set forth. All capitalized terms used in this Note which are used but not defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreement, dated as of February 27, 1992, between the REIT and MLI (as amended, modified, supplemented, renewed or extended from time to time, the "Note Purchase Agreement").

      1.   Rate and Computation of Interest.

          (a)   Interest Rate.   The unpaid principal balance of
     this Note from time to time outstanding shall bear interest from the date hereof until this Note shall have been paid in full at a rate of 8.80% per annum, but in no event higher than the maximum rate of interest permitted under applicable law.

          (b)   Default Rate.   Notwithstanding any other
     provisions hereof, upon an Event of Default in the payment of the principal balance hereof, such unpaid principal shall bear interest at the rate of 11.7% per annum, but in no event higher than the maximum rate of interest permitted under applicable law.

          (c)   Computation.   All interest hereunder shall be
     computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

     2.   Payment of Principal and Interest.   Payments of
  principal and interest shall be due and payable as follows:

          (a)   Interest.   The accrued but unpaid interest on the
     outstanding principal balance of this Note as of May 27, 1992 and November 27, 1992 shall, in each case, be deferred and added to the outstanding principal balance of this Note on such dates. Upon any such deferral and addition to the outstanding principal balance of this Note, at the written request of MLI, the REIT will issue a new note for the then-outstanding principal balance hereof in exchange for this Note. The accrued but unpaid interest on the outstanding principal balance of this Note shall be due and payable semi-annually in arrears on the 27th day of each May and November in each year, commencing May 27, 1993, and on the Maturity Date. All interest which accrues at the Default Rate shall be due and payable on demand.

          (b) Principal. $3,612,000 shall be due and payable to MLI on or before November 27, 1993, and shall be applied to the reduction of principal. The remaining outstanding principal balance of this Note, together with accrued but unpaid interest thereon shall be due and payable to MLI on November 27, 1997 or on such earlier date as may be required or permitted under this Note (the "Maturity Date").

          (c)   Manner of Payment and Application of Funds.   All
     sums payable hereunder shall be payable by the REIT to MLI on the day when due in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Subject to the provisions hereof regarding legal interest limitations and except as otherwise provided herein, any amount paid to MLI by the REIT pursuant to this Note shall be applied first to the payment of any costs and expenses of collection of this Note, second to accrued but unpaid interest and third to the reduction of principal.

          (d)   Payment on Business Days.   If any payment to be
     made hereunder shall become due on a day other than a Business Day, such payment shall be made on the Business Day immediately following the day on which such payment would otherwise have been due.

     4.   Prepayment.

          (a)   Voluntary.   This Note may be voluntarily prepaid,
     in whole or in part, without premium or penalty, upon 10 days prior written notice by the REIT to MLI, specifying the date and amount of prepayment. Any voluntary prepayment shall be accompanied by all interest accrued on the principal amount being prepaid. In the event of voluntary prepayment of this Note in part only, a new note or notes for the unpaid portion hereof will be issued.

          (b)   Mandatory.   Pursuant to Section 5.14 of the Note
     Purchase Agreement, MLI may cause the REIT to make a mandatory prepayment on this Note in accordance with the provisions of such Section. In the event of mandatory prepayment of this Note in part only, a new note or notes for the unpaid portion hereof will be issued.

     5.   Redemption.   In the event that the REIT shall breach its
 obligations under Sections 5.12, 5.13 or 5.14 of the Note
 Purchase Agreement, and any such breach is not cured within the time period specified in the applicable Section, MLI shall have the right, by delivering to the REIT a written demand for redemption, to require the REIT to redeem this Note at the then applicable Redemption Price. The REIT shall redeem this Note by delivery to MLI of the Redemption Price within 60 days following receipt by the REIT of such demand by MLI for redemption.

     6.   Default.   The occurrence of any Event of Default under
 the Note Purchase Agreement shall be an "Event of Default" hereunder.

     7.   Acceleration and Other Remedies.    Upon the occurrence
 and continuance of an Event of Default, the holder of this Note at its option, may declare the entire principal balance hereof and all accrued and unpaid interest due and payable at once, without presentment, demand, protest, notice or grace, all of which are specifically hereby waived. MLI may sue on this Note and pursue any and all other remedies available to MLI at law or equity or pursue any combination of the above, all remedies hereunder or under the Note Purchase Agreement being cumulative. The failure to exercise any of the foregoing options upon the happening of one or more Events of Default shall not constitute a waiver of the right to exercise the same at any subsequent time in respect of the same Event of Default or any other Event of Default. The acceptance by MLI of any payment hereunder which is late or is less than the payment in full of all amounts due and payable an the time of such payment shall not (a) constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of such options, (b) constitute a waiver of the right to receive timely payments in the future, or
  (c) constitute a waiver of the right to receive payment in full of all amounts due and payable at the time of such payment.

      8.   Waiver.   Except as may be specifically otherwise
  provided herein or in the Note Purchase Agreement, the REIT and any endorsers or guarantors hereof severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment or bringing of suit and diligence in taking any action to collect any sums owing hereunder. The REIT and any endorsers or guarantors hereof agree that from time to time and without notice, MLI may extend the time for any payments hereunder and accept partial payments of this Note, both before and after the Maturity Date, all without in any manner affecting the liability of the REIT or any endorser or guarantor under or with respect to this Note, even though the REIT or such endorser or guarantor is not a party to such agreement.

      9.   Collection Expenses.   The REIT agrees to pay upon
  demand, any and all costs incurred in collecting any amounts due under this Note, including, but not limited to, all reasonable attorneys' fees, expenses and court costs, whether or not any legal action shall be instituted to enforce this Note in bankruptcy court, probate court or any other court, or in any other manner.

      10.   Note Purchase Agreement.   This Note is issued pursuant
  to the Note Purchase Agreement, to which reference is made for a statement of the rights and obligations of MLI and the duties and obligations of the REIT.

      11.   Applicable Law; Venue.   The Note Purchase Agreement and
  this Note shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the Principles of conflict of laws thereof. Any legal suit, action or proceeding against the REIT or MLI arising out of or relating to this Note shall be instituted in any federal or state court in Dallas, Texas, and each of the REIT and MLI waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding.

     12.   Legal Interest Limitations.   All agreements of the REIT
 whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid to MLI for the use, forbearance or detention of the indebtedness evidenced by this Note or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law from time to time in effect. If for any reason whatsoever fulfillment of any provision hereof or of any other document evidencing, securing or pertaining to this Note, including but not limited to the Note Purchase Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity, and if under any such circumstances MLI shall ever receive anything of value deemed interest under applicable law from time to time in effect which would exceed interest at the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note and not to the payment of interest, or if such amount that would be excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to the REIT.

      13.   Notices.   Any notice or demand permitted or required
 hereby shall be made in writing and shall be effective and deemed delivered and received upon the earlier of (a) the day of actual receipt via telex, telecopy, telegram or hand delivery (including, without limitation, Federal Express and other overnight courier service) of the written notice or demand by the Person to whom the notice or demand is given or (b) three days after the written notice or demand is deposited in the United States mail postage paid, first class, certified or registered mail with return receipt requested and addressed to the Person to whom the notice or demand is being given at the address provided herein for notices (whether or not the notice or demand is actually received). The address for notices to MLI shall be the address stated herein for payments and the address for notices to the REIT shall be 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, Attention: Managing Partner, Trammell Crow Ventures, provided that each of MLI and the REIT may change its address for notices to any other location within the continental United States by notifying the other of the new address in the manner provided herein for the giving of notices, with such change to become effective 10 days after notice of the change of address is given.

       14.   Non-Recourse Obligation.   Recourse for the payment of
   the principal of this Note or interest on any such principal that is overdue, or for any claim based herein or otherwise in respect hereof, and recourse under or upon any obligations, covenant or agreement of the REIT under the Note Purchase Agreement or this Note shall be satisfied, if at all, out of the REIT's property only. No such obligation or liability shall be personally binding upon, nor shall recourse be had to, the private property of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

      EXECUTED as of the day and year first above written.

                          TRAMMELL CROW REAL ESTATE INVESTORS


                          By:___________________________________
                             James S. Wassel,  Vice President

                                  Exhibit A-2

 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH HEREIN AND IN A NOTE PURCHASE AGREEMENT, DATED AS OF FEBRUARY 27, 1992, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE REIT. THIS NOTE MAY NOT BE TRANSFERRED IN VIOLATION OF THE SECURITIES ACT, ANY STATE SECURITIES LAWS OR THE RULES AND REGULATIONS UNDER ANY OF THEM, OR THE PROVISIONS OF THIS NOTE OR OF THE NOTE PURCHASE AGREEMENT.

                Unsecured Promissory Note Due November 27,  1997

 $5,939,866.34                                  February 27,  1992

    TRAMMELL CROW REAL ESTATE INVESTORS,  a real estate
investment trust duly organized and existing under the laws of the State of Texas (the "REIT"), for value received, hereby promises to pay to the order of GERLACH & CO. or its permitted
assigns   ("MLI")   at  Citibank,   N.A.,   111  Wall  Street  14th
Floor/Zone 5, New York,  New York  10043, ABA No.  021000089  (Fed.
Wire: CITIBANK NYC/CUST/CONCENTRATION ACCT #36858201 FOR FURTHER CREDIT TO ACCT #845978) (or such other party or place as MLI may from time to time designate in writing to the REIT) the principal sum of FIVE MILLION, NINE HUNDRED THIRTY-NINE
THOUSAND, EIGHT HUNDRED SIXTY-SIX AND 34/100THS DOLLARS ($5,939,866.34), together with interest on the principal hereof from time to time remaining unpaid at the interest rates hereinafter stated, at such times and on such terms and
conditions as are hereinafter set forth.   All capitalized terms
used in this Note which are used but not defined herein shall have the respective meanings ascribed to them in the Note
Purchase Agreement, dated as of February 27, 1992, between the REIT and MLI (as amended, modified, supplemented, renewed or extended from time to time, the "Note Purchase Agreement").

   1.  Rate and Computation of Interest.

        (a)   Interest Rate.   The unpaid principal balance of
   this Note from time to time outstanding shall bear interest from the date hereof until this Note shall have been paid in full at a rate of 8.80% per annum, but in no event higher than the maximum rate of interest permitted under applicable law.

         (b)   Default Rate.   Notwithstanding any other
    provisions hereof, upon an Event of Default in the payment of the principal balance hereof, such unpaid principal shall bear interest at the rate of 11.7% per annum, but in no event higher than the maximum rate of interest permitted under applicable law.

         (c)   Computation.   All interest hereunder shall be
    computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

        2.  Payment of Principal and Interest.   Payments of
principal and interest shall be due and payable as follows:

         (a)   Interest.   The accrued but unpaid interest on the
    outstanding principal balance of this Note as of May 27, 1992 and
    November 27, 1992 shall, in each case, be deferred and added to the outstanding principal balance of this Note on such dates. Upon any such deferral and addition to the outstanding principal balance of this Note, at the written request of MLI, the REIT will issue a new note for the then-outstanding principal balance hereof in exchange for this Note. The accrued but unpaid interest on the outstanding principal balance of this Note shall be due and payable
    semi-annually in arrears on the 27th day of each May and November in each
    year,  commencing May 27,  1993,  and on the Maturity Date.   All interest
    which accrues at the Default Rate shall be due and payable on demand.

         (b)   Principal.   $4,388,000 shall be due and payable to MLI on
    or before November 27, 1993, and shall be applied to the reduction of principal. The remaining outstanding principal balance of this Note, together with accrued but unpaid interest thereon shall be due and payable to MLI on November 27, 1997 or on such earlier date as may be required or permitted under this Note (the "Maturity Date").

         (c)   Manner of Payment and Application of Funds.   All sums payable
    hereunder shall be payable by the REIT to MLI on the day when due in such coin or currency of the United States of America as at the time of payment
    is legal tender for payment of public and private debts.   Subject to the
    provisions hereof regarding legal interest limitations and except as otherwise provided herein, any amount paid to MLI by the REIT pursuant to this Note shall be applied first to the payment of any costs and expenses of collection of this Note, second to accrued but unpaid interest and third to the reduction of principal.

         (d)   Payment on Business Days.   If any payment to be
    made hereunder shall become due on a day other than a Business Day, such payment shall be made on the Business Day immediately following the day on which such payment would otherwise have been due.

    4.   Prepayment.

         (a)   Voluntary.   This Note may be voluntarily prepaid,
    in whole or in part, without premium or penalty, upon 10 days prior written notice by the REIT to MLI, specifying the
    date and amount of prepayment.   Any voluntary prepayment
    shall be accompanied by all interest accrued on the
    principal amount being prepaid.   In the event of voluntary
    prepayment of this Note in part only, a new note or notes for the unpaid portion hereof will be issued.

         (b)   Mandatory.   Pursuant to Section 5.14 of the Note
    Purchase Agreement, MLI may cause the REIT to make a mandatory prepayment on this Note in accordance with the
    provisions of such Section.   In the event of mandatory
    prepayment of this Note in part only, a new note or notes for the unpaid portion hereof will be issued.

    5.   Redemption.   In the event that the REIT shall breach its
 obligations under Sections 5.12, 5.13 or 5.14 of the Note Purchase Agreement, and any such breach is not cured within the time period specified in the applicable Section, MLI shall have the right, by delivering to the REIT a written demand for redemption, to require the REIT to redeem this Note at the then
 applicable Redemption Price.   The REIT shall redeem this Note by
 delivery to MLI of the Redemption Price within 60 days following receipt by the REIT of such demand by MLI for redemption.

    6.   Default.   The occurrence of any Event of Default under
the Note Purchase Agreement shall be an "Event of Default" hereunder.

    7.   Acceleration and Other Remedies.    Upon the occurrence
and continuance of an Event of Default,  the holder of this Note at its option, may declare the entire principal balance hereof and all accrued and unpaid interest due and payable at once, without presentment,  demand, protest,  notice or grace, all of
which are specifically hereby waived.   MLI may sue on this Note
and pursue any and all other remedies available to MLI at law or equity or pursue any combination of the above, all remedies hereunder or under the Note Purchase Agreement being cumulative. The failure to exercise any of the foregoing options upon the happening of one or more Events of Default shall not constitute a waiver of the right to exercise the same at any subsequent time in
respect of the same Event of Default or any other Event of Default.   The
acceptance by MLI of any payment hereunder which is late or is less than the payment in full of all amounts due and payable at the time of such payment shall not (a) constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of such options, (b) constitute a waiver of the right to receive timely payments in the future, or (c) constitute a waiver of the right to receive payment in full of all amounts due and payable at the time of such payment.

    8.  Waiver.   Except as may be specifically otherwise provided herein
or in the Note Purchase Agreement, the REIT and any endorsers or guarantors hereof severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment or bringing of suit and diligence in taking any action to collect any sums owing
hereunder.   The REIT and any endorsers or guarantors hereof agree that from time to time and without notice, MLI may extend the time for any payments hereunder and accept partial payments of this Note, both before and after the Maturity Date, all without in any manner affecting the liability of the REIT or any endorser or guarantor under or with respect to this Note, even though the REIT or such endorser or guarantor is not a party to such agreement.

    9.   Collection Expenses.   The REIT agrees to pay upon
demand, any and all costs incurred in collecting any amounts due under this Note, including, but not limited to, all reasonable attorneys' fees, expenses and court costs, whether or not any legal action shall be instituted to enforce this Note in bankruptcy court, probate court or any other court, or in any other manner.

    10.  Note Purchase Agreement.   This Note is issued pursuant
to the Note Purchase Agreement, to which reference is made for a statement of the rights and obligations of MLI and the duties and obligations of the REIT.

    11.   Applicable Law; Venue.   The Note Purchase Agreement and
this Note shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the
principles of conflict of laws thereof.   Any legal suit, action or proceeding
against the REIT or MLI arising out of or relating to this Note shall be instituted in any federal or state court in Dallas, Texas, and each of the REIT and MLI waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding.

    12.  Legal Interest Limitations.   All agreements of the REIT whether
now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid to MLI for the use, forbearance or detention of the indebtedness evidenced by this Note or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible
under applicable law from time to time in effect.   If for any reason
whatsoever fulfillment of any provision hereof or of any other document evidencing, securing or pertaining to this Note, including but not limited to the Note Purchase Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity, and if under any such circumstances MLI shall ever receive anything of value deemed interest under applicable law from time to time in effect which would exceed interest at the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note and not to the payment of interest, or if such amount that would be excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to the REIT.

    13.   Notices.   Any notice or demand permitted or required hereby
shall be made in writing and shall be effective and deemed delivered and received upon the earlier of (a) the day of actual receipt via telex, telecopy, telegram or hand delivery (including, without limitation, Federal Express and other overnight courier service) of the written notice or demand by the Person to whom the notice or demand is given or (b) three days after the written notice or demand is deposited in the United States mail postage paid, first class, certified or registered mail with return receipt requested and addressed to the Person to whom the notice or demand is being given at the address provided herein for notices (whether or not the notice or demand is
actually received).   The address for notices to MLI shall be the address
stated herein for payments and the address for notices to the REIT shall be 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, Attention:
Managing Partner, Trammell Crow Ventures, provided that each of MLI and the REIT may change its address for notices to any other location within the continental United States by notifying the other of the new address in the manner provided herein for the giving of notices, with such change to become effective 10 days after notice of the change of address is given.

    14.   Non-Recourse Obligation.   Recourse for the payment of the
principal of this Note or interest on any such principal that is overdue, or for any claim based herein or otherwise in respect hereof, and recourse under or upon any obligations, covenant or agreement of the REIT under the Note Purchase Agreement or this Note shall be satisfied, if at all, out of the
REIT's property only.   No such obligation or liability shall be personally
binding upon, nor shall recourse be had to, the private property of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

    EXECUTED as of the day and year first above written.

                          TRAMMELL CROW REAL ESTATE INVESTORS

                          By:
                             --------------------------------
                             James S. Wassel,  Vice President

                                  Exhibit B-1

 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH HEREIN AND IN A NOTE PURCHASE AGREEMENT, DATED AS OF FEBRUARY 27, 1992, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE REIT. THIS NOTE MAY NOT BE TRANSFERRED IN VIOLATION OF THE SECURITIES ACT, ANY STATE SECURITIES LAWS OR THE RULES AND REGULATIONS UNDER ANY OF THEM, OR THE PROVISIONS OF THIS NOTE OR OF THE NOTE PURCHASE AGREEMENT.

      Unsecured Promissory Note Due November 27, 1997

 $19,143,646.92                              February 27, 1992

    TRAMMELL CROW REAL ESTATE INVESTORS, a real estate investment trust duly organized and existing under the laws of the State of Texas (the "REIT"), for value received, hereby promises to pay to the order of GERLACH & CO. or its permitted assigns ("MLI") at Citibank, N.A., 111 Wall Street 14th Floor/Zone 5, New York, New York 10043, ABA No. 021000089 (Fed.
Wire: CITIBANK NYC/CUST/CONCENTRATION ACCT #36858201 FOR FURTHER CREDIT TO ACCT #846194) (or such other party or place as MLI may from time to time designate in writing to the REIT) the principal sum of NINETEEN MILLION, ONE HUNDRED FORTY-THREE THOUSAND, SIX HUNDRED FORTY-SIX AND 92/100THS DOLLARS ($19,143,646.92), together with interest on the principal hereof from time to time remaining unpaid at the interest rates hereinafter stated, at such times and on such terms and conditions as are hereinafter set forth. All capitalized terms used in this Note which are used but not defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreement, dated as of February 27, 1992, between the REIT and MLI (as amended, modified, supplemented, renewed or extended from time to time, the "Note Purchase Agreement").

   1.  Rate and Computation of Interest.

       (a) Interest Rate. The unpaid principal balance of this Note from time to time outstanding shall bear interest from the date hereof until this Note shall have been paid in full at a rate of 8.80% per annum compounded semi-annually, but in no event higher than the maximum rate of interest permitted under applicable law.

          (b)  Default Rate. Notwithstanding any other
     provisions hereof, upon an Event of Default in the payment of the principal balance hereof, such unpaid principal shall bear interest at the rate of 11.7% per annum, but in no event higher than the maximum rate of interest permitted under applicable law.

          (c) Computation. All interest hereunder shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

     2. Payment of Principal and Interest. Payments of principal and interest shall be due and payable as follows:

          (a) Interest. The accrued but unpaid interest on the outstanding principal balance of this Note as of May 27, 1992 and November 27, 1992 shall, in each case, be deferred and added to the outstanding principal balance of this Note on such dates. The accrued but unpaid interest on the outstanding principal balance of this Note shall be due and payable semi-annually in arrears on the 27th day of each May and November in each year, commencing May 27, 1993, and on the Maturity Date. All interest which accrues at the Default Rate shall be due and payable on demand.

          (b) Principal. The entire outstanding principal balance of this Note, together with accrued but unpaid interest thereon shall be due and payable to MLI on November 27, 1997 or on such earlier date as may be required or permitted under this Note (the "Maturity Date").

          (c) Manner of Payment and Application of Funds. All sums payable hereunder shall be payable by the REIT to MLI on the day when due in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Subject to the provisions hereof regarding legal interest limitations and except as otherwise provided herein, any amount paid to MLI by the REIT pursuant to this Note shall be applied first to the payment of any costs and expenses of collection of this Note, second to accrued but unpaid interest and third to the reduction of principal.

          (d) Payment on Business Days. If any payment to be made hereunder shall become due on a day other than a

     Business Day, such payment shall be made on the Business Day immediately following the day on which such payment would otherwise have been due.

     4. Prepayment. This Note may be voluntarily prepaid, in whole or in part, without premium or penalty, upon 10 days prior written notice by the REIT to MLI, specifying the date and amount of prepayment. Any voluntary prepayment shall be accompanied by all interest accrued on the principal amount being prepaid. In the event of voluntary prepayment of this
 Note in part only, a new note or notes for the unpaid portion hereof will be issued.

     5. Redemption. In the event that the REIT shall breach its obligations under Sections 5.12, 5.13 or 5.14 of the Note Purchase Agreement, and any such breach is not cured within the time period specified in the applicable Section, MLI shall have the right, by delivering to the REIT a written demand for redemption, to require the REIT to redeem this Note at the then applicable Redemption Price. The REIT shall redeem this Note by delivery to MLI of the Redemption Price within 60 days following receipt by the REIT of such demand by MLI for redemption.

     6. Default. The occurrence of any Event of Default under the Note Purchase Agreement shall be an "Event of Default" hereunder.

     7. Acceleration and Other Remedies. Upon the occurrence and continuance of an Event of Default, the holder of this Note at its option, may declare the entire principal balance hereof and all accrued and unpaid interest due and payable at once, without presentment, demand, protest, notice or grace, all of which are specifically hereby waived. MLI may sue on this Note and pursue any and all other remedies available to MLI at law or equity or pursue any combination of the above, all remedies hereunder or under the Note Purchase Agreement being cumulative. The failure to exercise any of the foregoing options upon the happening of one or more Events of Default shall not constitute a waiver of the right to exercise the same at any subsequent time in respect of the same Event of Default or any other Event of Default. The acceptance by MLI of any payment hereunder which is late or is less than the payment in full of all amounts due and payable at the time of such payment shall not (a) constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of such options, (b) constitute a waiver of the right to receive timely payments in the future, or
(c) constitute a waiver of the right to receive payment in full of all amounts due and payable at the time of such payment.

      8. Waiver. Except as may be specifically otherwise provided herein or in the Note Purchase Agreement, the REIT and any endorsers or guarantors hereof severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment or bringing of suit and diligence in taking any action to collect any sums owing hereunder. The REIT and any endorsers or guarantors hereof agree that from time to time and without notice, MLI may extend the time for any payments hereunder and accept partial payments of this Note, both before and after the Maturity Date, all without in any manner affecting the liability of the REIT or any endorser or guarantor under or with respect to this Note, even though the REIT or such endorser or guarantor is not a party to such agreement.

      9. Collection Expenses. The REIT agrees to pay upon demand, any and all costs incurred in collecting any amounts due under this Note, including, but not limited to, all reasonable attorneys' fees, expenses and court costs, whether or not any legal action shall be instituted to enforce this Note in bankruptcy court, probate court or any other court, or in any other manner.

     10. Note Purchase Agreement. This Note is issued pursuant to the Note Purchase Agreement, to which reference is made for a statement of the rights and obligations of MLI and the duties and obligations of the REIT.

     11. Applicable Law; Venue. The Note Purchase Agreement and this Note shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the principles of conflict of laws thereof. Any legal suit, action or proceeding against the REIT or MLI arising out of or relating to this Note shall be instituted in any federal or state court in Dallas, Texas, and each of the REIT and MLI waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding.

     12. Legal Interest Limitations. All agreements of the REIT whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid to MLI for the use, forbearance or detention of the indebtedness evidenced by this Note or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law from time to time in effect. If for any reason whatsoever fulfillment of any provision hereof or of any other document evidencing, securing or pertaining to this Note, including but not limited to the Note Purchase Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity, and if under any such circumstances MLI shall ever receive anything of value deemed interest under applicable law from time to time in effect which would exceed interest at the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note and not to the payment of interest, or if such amount that would be excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to the REIT.

    13.   Notices.   Any notice or demand permitted or required
hereby shall be made in writing and shall be effective and
deemed delivered and received upon the earlier of (a) the day of actual receipt via telex, telecopy, telegram or hand delivery (including, without limitation, Federal Express and other overnight courier service) of the written notice or demand by the Person to whom the notice or demand is given or (b) three days after the written notice or demand is deposited in the
United States mail postage paid, first class, certified or registered mail with return receipt requested and addressed to the Person to whom the notice or demand is being given at the address provided herein for notices (whether or not the notice
or demand is actually received).   The address for notices to MLI
shall be the address stated herein for payments and the address for notices to the REIT shall be 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, Attention: Managing Partner, Trammell Crow Ventures, provided that each of MLI and the REIT may change its address for notices to any other location within the continental United States by notifying the other of the new address in the manner provided herein for the giving of notices, with such change to become effective 10 days after notice of the change of address is given.

    14.   Non-Recourse Obligation.   Recourse for the payment of
the principal of this Note or interest on any such principal that is overdue, or for any claim based herein or otherwise in respect hereof, and recourse under or upon any obligations, covenant or agreement of the REIT under the Note Purchase Agreement or this Note shall be satisfied, if at all, out of the
REIT's property only.   No such obligation or liability shall be
personally binding upon, nor shall recourse be had to, the private property of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     EXECUTED as of the day and year first above written.


                                        TRAMMELL CROW REAL ESTATE INVESTORS


                                        By:
                                           --------------------------------
                                           James S. Wassel, Vice President

                                  Exhibit B-2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH HEREIN AND IN A NOTE PURCHASE AGREEMENT, DATED AS OF FEBRUARY 27, 1992, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE REIT. THIS NOTE MAY NOT BE TRANSFERRED IN VIOLATION OF THE SECURITIES ACT, ANY STATE SECURITIES LAWS OR THE RULES AND REGULATIONS UNDER ANY OF THEM, OR THE PROVISIONS OF THIS NOTE OR OF THE NOTE PURCHASE AGREEMENT.

       Unsecured Promissory Note Due November 27, 1997

$23,261,317.66                              February 27, 1992

    TRAMMELL CROW REAL ESTATE INVESTORS, a real estate investment trust duly organized and existing under the laws of the State of Texas (the "REIT"), for value received, hereby promises to pay to the order of GERLACH & CO. or its permitted assigns ("MLI") at Citibank, N.A., 111 Wall Street 14th Floor/Zone 5, New York, New York 10043, ABA No. 021000089 (Fed.
Wire: CITIBANK NYC/CUST/CONCENTRATION ACCT #36858201 FOR FURTHER CREDIT TO ACCT #845978) (or such other party or place as MLI may from time to time designate in writing to the REIT) the principal sum of TWENTY-THREE MILLION, TWO HUNDRED SIXTY-ONE THOUSAND, THREE HUNDRED SEVENTEEN AND 66/100THS DOLLARS ($23,261,317.66), together with interest on the principal hereof from time to time remaining unpaid at the interest rates hereinafter stated, at such times and on such terms and
conditions as are hereinafter set forth.   All capitalized terms
used in this Note which are used but not defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreement, dated as of February 27, 1992, between the REIT and MLI (as amended, modified, supplemented, renewed or extended from time to time, the "Note Purchase Agreement").

  1.  Rate and Computation of Interest.

        (a)   Interest Rate.   The unpaid principal balance of
   this Note from time to time outstanding shall bear interest from the date hereof until this Note shall have been paid in full at a rate of 8.80% per annum compounded semi-annually, but in no event higher than the maximum rate of interest permitted under applicable law.

          (b)   Default Rate.   Notwithstanding any other
     provisions hereof, upon an Event of Default in the payment of the principal balance hereof, such unpaid principal shall bear interest at the rate of 11.7% per annum, but in no event higher than the maximum rate of interest permitted under applicable law.

          (c)   Computation.   All interest hereunder shall be
     computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

     2.   Payment of Principal and Interest.   Payments of
  principal and interest shall be due and payable as follows:

          (a)   Interest.   The accrued but unpaid interest on the
     outstanding principal balance of this Note as of May 27,
     1992 and November 27, 1992 shall, in each case, be deferred and added to the outstanding principal balance of this Note
     on such dates.   The accrued but unpaid interest on the
     outstanding principal balance of this Note shall be due and payable semi-annually in arrears on the 27th day of each May and November in each year, commencing May 27, 1993, and on
     the Maturity Date.   All interest which accrues at the
     Default Rate shall be due and payable on demand.

          (b)   Principal.   The entire outstanding principal
     balance of this Note, together with accrued but unpaid interest thereon shall be due and payable to MLI on November 27, 1997 or on such earlier date as may be required or permitted under this Note (the "Maturity Date").

          (c)   Manner of Payment and Application of Funds.   All
     sums payable hereunder shall be payable by the REIT to MLI on the day when due in such coin or currency of the United States of America as at the time of payment is legal tender
     for payment of public and private debts.   Subject to the
     provisions hereof regarding legal interest limitations and except as otherwise provided herein, any amount paid to MLI by the REIT pursuant to this Note shall be applied first to the payment of any costs and expenses of collection of this Note, second to accrued but unpaid interest and third to the reduction of principal.

          (d)   Payment on Business Days.   If any payment to be
     made hereunder shall become due on a day other than a

    Business Day, such payment shall be made on the Business Day immediately following the day on which such payment would otherwise have been due.

    4.   Prepayment.   This Note may be voluntarily prepaid,  in
whole or in part, without premium or penalty, upon 10 days prior written notice by the REIT to MLI, specifying the date and
amount of prepayment.   Any voluntary prepayment shall be
accompanied by all interest accrued on the principal amount
being prepaid.   In the event of voluntary prepayment of this
Note in part only, a new note or notes for the unpaid portion hereof will be issued.

    5.  Redemption.   In the event that the REIT shall breach its
obligations under Sections 5.12, 5.13 or 5.14 of the Note Purchase Agreement, and any such breach is not cured within the time period specified in the applicable Section, MLI shall have the right, by delivering to the REIT a written demand for redemption, to require the REIT to redeem this Note at the then
applicable Redemption Price.   The REIT shall redeem this Note by
delivery to MLI of the Redemption Price within 60 days following receipt by the REIT of such demand by MLI for redemption.

    6.   Default.   The occurrence of any Event of Default under
the Note Purchase Agreement shall be an "Event of Default" hereunder.

    7.   Acceleration and Other Remedies.    Upon the occurrence
and continuance of an Event of Default, the holder of this Note at its option, may declare the entire principal balance hereof and all accrued and unpaid interest due and payable at once, without presentment, demand, protest, notice or grace, all of
which are specifically hereby waived.   MLI may sue on this Note
and pursue any and all other remedies available to MLI at law or equity or pursue any combination of the above, all remedies hereunder or under the Note Purchase Agreement being
cumulative.   The failure to exercise any of the foregoing
options upon the happening of one or more Events of Default
shall not constitute a waiver of the right to exercise the same at any subsequent time in respect of the same Event of Default
or any other Event of Default.   The acceptance by MLI of any
payment hereunder which is late or is less than the payment in full of all amounts due and payable at the time of such payment shall not (a) constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of such options, (b) constitute a waiver of the right to receive timely payments in the future, or
(c) constitute a waiver of the right to receive payment in full of all amounts due and payable at the time of such payment.

     8. Waiver. Except as may be specifically otherwise provided herein or in the Note Purchase Agreement, the REIT and any endorsers or guarantors hereof severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment or bringing of suit and diligence in taking any action to collect any sums owing hereunder. The REIT and any endorsers or guarantors hereof agree that from time to time and without notice, MLI may extend the time for any payments hereunder and accept partial payments of this Note, both before and after the Maturity Date, all without in any manner affecting the liability of the REIT or any endorser or guarantor under or with respect no this Note, even though the REIT or such endorser or guarantor is not a party to such agreement.

     9. Collection Expenses. The REIT agrees to pay upon demand, any and all costs incurred in collecting any amounts due under this Note, including, but not limited to, all reasonable attorneys' fees, expenses and court costs, whether or not any legal action shall be instituted to enforce this Note in bankruptcy court, probate court or any other court, or in any other manner.

    10. Note Purchase Agreement. This Note is issued pursuant to the Note Purchase Agreement, to which reference is made for a statement of the rights and obligations of MLI and the duties and obligations of the REIT.

    11. Applicable Law; Venue. The Note Purchase Agreement and this Note shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the principles of conflict of laws thereof. Any legal suit, action or proceeding against the REIT or MLI arising out of or relating to this Note shall be instituted in any federal or state court in Dallas, Texas, and each of the REIT and MLI waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding.

    12. Legal Interest Limitations. All agreements of the REIT whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid to MLI for the use, forbearance or detention of the indebtedness evidenced by this Note or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law from time to time in effect. If for any reason whatsoever fulfillment of any provision hereof or of any other document evidencing, securing or pertaining to this Note, including but not limited to the Note Purchase Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity, and if under any such circumstances MLI shall ever receive anything of value deemed interest under applicable law from time to time in effect which would exceed interest at the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note and not to the payment of interest, or if such amount that would be excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to the REIT.

     13.   Notices.   Any notice or demand permitted or required hereby
 shall be made in writing and shall be effective and deemed delivered and received upon the earlier of (a) the day of actual receipt via telex, telecopy, telegram or hand delivery (including, without limitation, Federal Express and other overnight courier service) of the written notice or demand by the Person to whom the notice or demand is given or (b) three days after the written notice or demand is deposited in the United States mail postage paid, first class, certified or registered mail with return receipt requested and addressed to the Person to whom the notice or demand is being given at the address provided herein for notices (whether or not the notice or demand is
 actually received).   The address for notices to MLI shall be the address
 stated herein for payments and the address for notices to the REIT shall be 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, Attention:
 Managing Partner, Trammell Crow Ventures, provided that each of MLI and the REIT may change its address for notices to any other location within the continental United States by notifying the other of the new address in the manner provided herein for the giving of notices, with such change to become effective 10 days after notice of the change of address is given.

     14.   Non-Recourse Obliqation.   Recourse for the payment of
 the principal of this Note or interest on any such principal that is overdue, or for any claim based herein or otherwise in respect hereof, and recourse under or upon any obligations, covenant or agreement of the REIT under the Note Purchase Agreement or this Note shall be satisfied, if at all, out of the
 REIT's property only.   No such obligation or liability shall be
 personally binding upon, nor shall recourse be had to, the private property of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

    EXECUTED as of the day and year first above written.


                                        TRAMMELL CROW REAL ESTATE INVESTORS


                                        By:
                                           --------------------------------
                                           James S. Wassel, Vice President